                                    AMENDMENT


         THIS AMENDMENT, dated as of December 21, 1999 (the "Amendment") is to the Consulting Agreement dated as of April 29, 1998 (the "Consulting Agreement") by and between Grove Worldwide LLC, a Delaware limited liability company (the "Company") and George Group, Inc., a Texas corporation (the "Consultant").


                                   WITNESSETH

         WHEREAS, the Company and the Consultant are parties to the Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to amend the Consulting Agreement, subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Consultant hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Consulting Agreement shall have such meanings when used herein.

         2. TERM. The term of the Consulting Agreement is the period commencing on the Effective Date and ending on December 31, 1999. The "Term" and the "Performance Term" as previously defined are amended to reflect this new ending date.

         3. ADVISORY SERVICES. The remaining Services to be provided by the Consultant are set forth in Exhibit B, attached hereto and incorporated by reference herein. The Plan as set forth in Exhibit A is hereby superseded and replaced in its entirety by Exhibit B.

         4. COMPENSATION. The Monthly Fees and Expenses specified in the Plan are modified in accordance with the revised staffing and project focus in Exhibit B. The Company agrees to pay the Consultant's actual expenses from the date of the Amendment through the remainder of the Term. All other payment terms (E.G., Adjustment, Consultant Bill) remain in effect and unchanged.

                  The last sentence of the first paragraph of Section 4.1 is deleted and replaced in its entirety with the following:

                           The actual out-of-pocket expenses of the Consultant ("Actual Expenses" as reported in the Monthly Expense Reconciliation Report ("Monthly

                           Report") submitted to the Company) will be calculated at the end of the Term of this Agreement and fifty percent (50%) of the excess, if any, of (a) the total "Invoiced Expenses" (as reported in the Monthly Report) over (b) such Actual Expenses of the Consultant to such date shall be reimbursed by Consultant to the Company promptly following the determination thereof.

         5. PUBLICITY. In addition to the provisions of Section 6.3 of the Consulting Agreement, neither the Consultant nor the Company shall make any public statement concerning this Amendment without the prior express written consent of the other party. The Company and the Consultant shall agree upon the text of a joint statement announcing the changed business relationship under this Amendment.

         6. SOLICITATION. Notwithstanding the provisions of Section 7.2 of the Consulting Agreement, the Consultant grants permission to the Company to speak to and negotiate with the employees of the Consultant listed in Exhibit B for potential employment with the Company.

         7. TERMINATION. For purposes of adjustments to Class B Percentage Interests of the Consultant under Section 4.5 of the LLC Agreement, this Amendment shall constitute termination of the Consulting Agreement.

         8.       POST-TERMINATION OBLIGATIONS. The second sentence of Section
                  8.3 (a) is deleted in its entirely and replaced by the following:

                           The Actual Expenses of Consultant will be calculated at the effective date of the termination of this Agreement and fifty percent (50%) of the excess of
                           (a) the Invoiced Expenses funded through such date (as set forth in the Plan and the Monthly Report) over (b) such Actual Expenses of Consultant to such date shall be reimbursed by Consultant to the Company promptly following the determination thereof.

         9. AMENDMENTS. As a written instrument duly executed by both parties, this Amendment satisfies the requirements of Section 11 of the Consulting Agreement to effectuate the amended provisions contained herein.

         10. CONTINUING EFFECT OF CONSULTING AGREEMENT. This Amendment shall not constitute a waiver, amendment, or modification of any other provision of the Consulting Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Consulting Agreement are and shall remain in full force and effect.

         11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together constitute one and the same instrument.

         12. EFFECTIVENESS. This Amendment shall be effective upon receipt by the Company and the Consultant of counterparts hereof, duly executed and delivered by the parties.

         IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed by its duly authorized representative as of the day and year first above written.



ADDRESS:                                             GROVE WORLDWIDE LLC
1565 Buchanan Trail East
P. O. Box 21
Shady Grove, PA 17256                                By:
Attention:   Jeffry D. Bust                             -----------------------
                                                              Jeffry D. Bust
                                                     Title:   Chairman & CEO


ADDRESS:                                             GEORGE GROUP, INC.
One Galleria Tower
13355 Noel Road, Suite 1100
Dallas, Texas  75240                                 By:
Attention:   James Storie                               -----------------------
             Les Park                                         Michael George
                                                     Title:   CEO

                                    EXHIBIT B

                       Revised Staffing and Project Focus


                     Original                    New                    Original              New Cost
Date              Staffing Plan             Staffing Plan            Cost to Grove            to Grove
----              -------------             -------------            -------------           ----------

Oct. 99                 19                        19                 $   297,000             $  297,000

Nov. 99                 19                        16                 $   297,000             $  247,000

Dec. 99                 16                        13                 $   297,000             $  217,000

                                                                            *

                                                                            *
                                                                     -------------           ----------
                                                     TOTAL           $ 3,751,000             $  761,000
                                             TOTAL GROVE SAVINGS                             $2,990,000




Note: Grove would like to speak to the following individuals about potential employment with Grove:


     --------------------------------------------------------------------
          GGI Personnel                       Project
     --------------------------------------------------------------------
     1.   Pleiman, David          Manlift Product Development Team
     --------------------------------------------------------------------
     2.   Nissen, Christine       Manlift Product Development Team
     --------------------------------------------------------------------
     3.   Gordon, John            Manlift Product Program Leader
     --------------------------------------------------------------------
     4.   Sendell, Scott          Strategic Procurement Outsourcing
     --------------------------------------------------------------------
     5.   McGovern, Mark          Crane Operations
     --------------------------------------------------------------------
     6.   Blackwell, Dan          Crane Operations
     --------------------------------------------------------------------